Rule 497(e)

File Nos. 333-52956 and 811-07549

SCHWAB ONESOURCE VARIABLE ANNUITY

A flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated March 19, 2019

to the Prospectus dated May 1, 2018

This Supplement amends certain information contained in the Prospectus dated May 1, 2018.

AB VPS Real Estate Investment Portfolio Liquidation:

At a Board of Directors meeting held on November 6-8, 2018, the Board approved the liquidation of the AB VPS Real Estate Investment Portfolio (the “Liquidated Fund”) effective on or around April 19, 2019 (the “Liquidation Date”). Contract Owners may transfer assets out of the Sub-Account for the Liquidated Fund at any time prior to the Liquidation Date and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit.

Effective as of the close of business April 19, 2019, any assets remaining in the Sub-Account for the Liquidated Fund will become invested in the Sub-Account for the Schwab Government Money Market Portfolio, and existing investors may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Liquidated Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Liquidated Fund should contact the Retirement Resource Operations Center immediately to make alternate arrangements. If you fail to make alternate arrangements by April 19, 2019, any allocations made to the Sub-Account for the Liquidated Fund will be automatically directed to the Sub-Account for the Schwab Government Money Market Portfolio.

AB VPS Growth Portfolio Merger:

At a Board of Directors meeting held on November 6-8, 2018, the Board approved the merger of the AB VPS Growth Portfolio (the “Acquired Fund”) into the AB VPS Large Cap Growth Portfolio (the “Acquiring Fund”) effective on or around April 26, 2019 (the “Merger Date”).

Contract Owners may transfer assets out of the Sub-Account for the Acquired Fund at any time prior to the Merger Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the close of business April 26, 2019, any assets remaining in the Sub-Account for the Acquired Fund will become invested in the Sub-Account for the Acquiring Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Acquired Fund, and any allocations made to the Sub-Account for the Acquired Fund will be automatically directed to the Sub-Account for the Acquiring Fund.

If you have any questions regarding this Supplement, please call the Retirement Resource Operations Center toll-free at (800) 838-0650, or write to the Retirement Resource Operations Center at PO Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.

REG106472-00

00228718